UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NORTHWEST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3 EASTON OVAL SUITE 500 COLUMBUS, OH 43219 D66421-P65800-Z81724

You invested in NORTHWEST BANCSHARES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 20, 2022.

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement, Summary Annual Report, Annual Report on Form 10-K and Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 6, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* April 20, 2022 11:00 a.m., Eastern Time
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/NWBI2022

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends

1.	The election as directors of all nominees listed below.
Nominees:
	01)	Robert M. Campana	04)	Mark A. Paup	For
	02)	Timothy B. Fannin	05)	Pablo A. Vegas
	03)	John P. Meegan

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2022.				For

3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.				For

4.	The approval of the Northwest Bancshares, Inc. 2022 Equity Incentive Plan.				For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D66422-P65800-Z81724